Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated August 1, 2013

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. dated May 1, 2013, as supplemented on June 3, 2013 and June 7, 2013 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Effective August 1, 2013, the Prospectus is hereby amended by deleting the tenth paragraph currently set forth on page 109 under the “Advisory Fee Waiver Agreements” portion of the “Advisory Fees” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” and replacing it with the following language:

“Effective August 1, 2013, with respect to the Money Market Portfolio, Mason Street Advisors has voluntarily agreed to waive a portion of its management fee such that the management fee is 0.10% of the Portfolio’s average net assets. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.”

Please retain this Supplement for future reference.